UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Date of Report

                                 August 9, 2005

                              COMPUDYNE CORPORATION
                              ---------------------
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                                     ------
         (State or other jurisdiction of incorporation or organization)

            0-29798                                     23-1408659
            -------                                     ----------
    (Commission File Number)             (I.R.S. employer identification number)


         2530 Riva Road, Suite 201
         Annapolis, Maryland                                   21401
         -------------------                                   -----
  (Address of principal executive office)                    (Zip code)


               Registrant's telephone number, including area code
                                 (410) 224-4415


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     In its press release of August 9, 2005, attached hereto as Exhibit 99, the Registrant announced its unaudited results of operations for the quarter ended, and its financial condition as of, June 30, 2005.

Non-GAAP Measure

     The press release contains unaudited financial information that is not prepared in accordance with generally accepted accounting principals (GAAP). Investors are cautioned that the non-GAAP financial measures are not to be construed as an alternative to GAAP. The Company's management uses earnings before interest, taxes, depreciation and amortization (EBITDA), in its internal analysis of results of operations and monitors it to evaluate its borrowing capacity. Management believes that EBITDA provides useful information to investors for meaningful comparison to prior periods and analysis of the critical components of its results of its operations. Management also believes that EBITDA is a valuable financial measure to investors because it allows them to evaluate its borrowing capacity.


ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable.


(b)  Not applicable.


(c)  The following exhibit is filed herewith:

Exhibit 99           Press Release dated August 9, 2005



     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date: August 9, 2005


                                             COMPUDYNE CORPORATION



                                             By: /s/ Geoffrey F. Feidelberg
                                                 --------------------------
                                                 Geoffrey F. Feidelberg
                                             Its: Chief Financial Officer




                                INDEX TO EXHIBITS


Exhibit 99 - Earnings Report Press Release and Financial Statements of June 30,
             2005